SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss. 240.14a-2

     The Prudential Series Fund, Inc.
     ------------------------------------------------
     (Name of Registrant as Specified In Its Charter)


     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of Each class of securities to which transaction applies:

     -------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     -------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     -------------------------------------

     5)   Total fee paid:

     -------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ----------------------------

     2) Form, Schedule or Registration Statement No.:

        ----------------------------

     3) Filing Party:

        ----------------------------

     4) Date Filed:

        ----------------------------

                          SUPPLEMENTARY PROXY MATERIAL
                                EQUITY PORTFOLIO
                             EQUITY INCOME PORTFOLIO

                                   ----------

                       SPECIAL MEETING OF SHAREHOLDERS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         TO BE HELD ON JANUARY 31, 2001

                                   ----------

     In this statement, we discuss four additional proposals that shareholders of the Equity Portfolio and Equity Income Portfolio of the Prudential Series Fund, Inc. (the Fund) will be asked to vote upon. This statement is accompanied by the proxy statement that will be presented to all shareholders of the Fund (the Main Proxy Statement). In certain portions of this statement, we have included disclosure by simply referring to the pertinent section of the Main Proxy Statement. As with the Main Proxy Statement, this statement (the Supplementary Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting) to be held on January 31, 2001 at 9:00 a.m. Eastern time at the offices of The Prudential Insurance Company of America (Prudential), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ. The Fund began to mail copies of the Main Proxy Statement and the Supplementary Statement to shareholders of the Equity and Equity Income Portfolios on or about December 15, 2000.

     The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of the Main Proxy Statement and the Supplementary Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Fund or Prudential. Proxies may be revoked at any time before they are voted. The expenses in connection with preparing the Main Proxy Statement and the Supplementary Statement and its enclosures and of all solicitations will be paid by the Fund. The Fund may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

     The principal business address of Prudential (the Fund's administrator), and of Prudential Investment Management Services LLC (PIMS) (the Fund's principal underwriter) is 751 Broad Street, Newark, NJ 07102. PIMS is an indirect wholly-owned subsidiary of Prudential. The principal business address of the Fund's proposed new investment adviser, Prudential Investments Fund Management LLC (PIFM), is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, NJ 07102. PIFM currently serves as the investment adviser to the Fund under an interim management contract.

     If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, or by attending the meeting and voting in person.

     All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. Prudential, its affiliated insurance companies, and certain other insurers are the legal owners of all Fund shares, but in accordance with current policy of the Securities and Exchange Commission (SEC), these insurers pass voting rights to the variable annuity and variable life insurance contractholders and certain plan participants that have allocated purchase payments to subaccounts corresponding to Portfolios of the Fund. In addition to voting Fund shares in accordance with contractholder/participant instructions that they do receive, Prudential and those insurers will vote shares that are not voted by contractholders/participants, as well as shares owned beneficially by such insurers themselves, in the same proportions as the votes that actually are cast by contractholders/participants. Prudential, its affiliated insurers, and the other insurers will apportion votes to each contractholder/participant in direct proportion to the dollar value of the pertinent variable contract as of the record date.

HOW CAN I VOTE MY SHARES?

o BY MAIL: By signing, dating, voting and returning the proxy card in the enclosed postage paid envelope.

o BY PHONE: With a toll-free call to 1-888-221-0697 between 9:00 A.M. and 10:00 P.M. (Eastern Time).

o BY INTERNET: By signing onto the internet site listed on your proxy card and entering the proper information, including the control number also listed on your poxy card.

O    IN PERSON: By attending the meeting and voting your shares.

If you have questions regarding the Main Proxy Statement or the Supplementary Statement please call (877) 778-5008, from 8 a.m. to 6 p.m. Eastern Time, Monday through Friday.

     Class 1 and Class 2 shares of the Equity Portfolio and Equity Income Portfolio of the Fund issued and outstanding as of November 17, 2000 (the record date) are indicated in the following table:

   PORTFOLIO                                                        # OF SHARES
   ---------                                                        -----------
   Equity .......................................................   198,916,100
   Equity Income ................................................    90,728,873

     As of November 17, 2000, the directors/nominees and Fund officers owned, in the aggregate, none of the Fund's outstanding shares--all of the Fund's outstanding shares are owned by insurance company separate accounts. To the knowledge of the Fund, no shareholder of record (other than Prudential, its affiliated insurers, and the other insurers) owned beneficially more than 5% of the outstanding shares of the Fund as of November 17, 2000. None of the Fund's executive officers has any substantial economic interest in any matter to be acted upon at the Meeting.

     FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JUNE 30, 2000, CALL (877) 778-5008 OR WRITE TO PRUDENTIAL AT 751 BROAD STREET, NEWARK, NJ 07102-3777.

     VOTE REQUIRED: PROPOSALS 1-8 ARE DISCUSSED IN THE MAIN PROXY STATEMENT. APPROVAL OF PROPOSALS 9, 10, 11 AND 12 BELOW OF THIS SUPPLEMENTARY STATEMENT REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF EACH PORTFOLIO IN ORDER TO BE DEEMED EFFECTIVE WITH RESPECT TO EACH SUCH PORTFOLIO. A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF (a) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (b) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES, WHICHEVER IS LESS.

     The following table summarizes each proposal and lists the Supplementary Statement page where the proposal is discussed in more detail. Implementation of these proposals is contingent upon shareholder approval of the proposed management contract between PIFM and the Fund.


PROPOSAL #                    PROPOSAL DESCRIPTION                          PAGE
----------                    --------------------                          ----

    9.       To approve a new subadvisory agreement between                  4
             Prudential Investments Fund Management LLC and GE
             Investment Management Incorporated for the Equity
             Portfolio.

   10.       To approve a new subadvisory agreement between                  6
             Prudential Investments Fund Management LLC and Salomon
             Brothers Asset Management Inc. for the Equity Portfolio.

   11.       To approve a new subadvisory agreement between                  8
             Prudential Investments Fund Management LLC and Deutsche
             Asset Management, Inc. for the Equity Income Portfolio.

   12.       To approve a new subadvisory agreement between                 10
             Prudential Investments Fund Management LLC and Key Asset Management, Inc. for the Equity Income Portfolio.

     The table below indicates the Proposals that are applicable to each Portfolio within this Supplementary Statement.

PORTFOLIO                       PROPOSALS 9 AND 10         PROPOSALS 11 AND 12
---------                       ------------------         -------------------
Equity                                  X
Equity Income                                                      X

PROPOSAL 9

PROPOSED SUBADVISORY AGREEMENT BETWEEN PIFM AND GE ASSET MANAGEMENT INCORPORATED

In proposal 5(b) within the Main Proxy Statement, shareholders of the Fund's Equity Portfolio are being asked to vote upon a subadvisory agreement between Prudential Investments Fund Management LLC (PIFM) and Jennison Associates LLC (Jennison). Here, we are asking shareholders of the Fund's Equity Portfolio to vote on a subadvisory agreement between PIFM and GE Asset Management Incorporated (GE) under which GE would serve as subadviser to a portion of the assets (approximately 25%) of the Equity Portfolio. If this proposed contract is approved, and proposal 5(b) within the Main Proxy Statement also is approved by Equity Portfolio shareholders, then PIFM will employ both Jennison and GE as subadvisers to the Equity Portfolio. If Proposal 10 within this Supplementary Statement is approved, Salomon Brothers Asset Management Inc. would manage a portion of the Equity Portfolio's assets.

GE, located at 3003 Summer Street, Stamford, CT 06905, is a wholly-owned subsidiary of General Electric Company, a widely held public corporation. Together with its predecessor organizations, GE has managed assets for employee pension and benefit plans since the late 1920s. As of September 30, 2000, GE had assets under management of approximately $124 billion. The name, and principal occupation of the principal executive officer and each director of GE is as appears below. The address of each person is 3003 Summer Street, Stamford, CT 06905.



NAME                       TITLE
----                       -----
John H. Myers              Chairman & President
Eugene K. Bolton           Executive Vice President
Michael J. Cosgrove        Executive Vice President
Alan M. Lewis              Executive Vice President
Ralph R. Layman            Executive Vice President
Robert A. MacDougall       Executive Vice President
Geoffrey R. Norman         Executive Vice President
Donald W. Torey            Executive Vice President

GE does not currently advise a registered mutual fund with an investment objective similar to that which GE will pursue in managing a portion of the assets of the Equity Portfolio. The proposed subadvisory contract with GE is attached hereto as Exhibit A.

The proposed subadvisory agreement, in brief, provides that:

     o as compensation for GE's services, PIFM will pay GE a fee equal, on an annualized basis, to the following:

          0.30 of 1% on the first $50 million of the average net assets under GE's management; and

          0.20 of 1% on the next $250 million of the average net assets under GE's management; and

          0.15 of 1% over $300 million under GE's management.

     o GE will provide day-to-day management of the Portfolio's investments and otherwise determine what investments the Portfolio will purchase, retain, and sell.

     o GE will select brokers to effect trades for the Portfolio, and may pay a higher commission to a broker that provides bona fide research services.

     o    GE will maintain certain books and records on behalf of the Portfolio.

     o PIFM may replace GE as subadviser or amend the subadvisory agreement without obtaining shareholder approval.

     o PIFM will determine the allocation of assets among the Portfolio's subadvisers.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the proposed subadvisory agreement with GE to shareholders was approved by the Board of Directors of the Fund, and all of the independent directors, on November 28, 2000. The Board received materials relating to the proposed subadvisory agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to GE's past investment performance, including particularly how that performance ranked on a risk-adjusted basis. In addition, the Board considered that the fees to be paid to GE are consistent with industry norms.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 10

PROPOSED SUBADVISORY AGREEMENT BETWEEN PIFM AND SALOMON BROTHERS ASSET MANAGEMENT INC.

In proposal 5(b) within the Main Proxy Statement, shareholders of the Fund's Equity Portfolio are being asked to vote upon a subadvisory agreement between PIFM and Jennison Associates LLC (Jennison). Here, we are asking shareholders of the Fund's Equity Portfolio to vote on a subadvisory agreement between PIFM and Salomon Brothers Asset Management Inc. (SB), under which SB would serve as subadviser to a portion of the assets (approximately 25%) of the Equity Portfolio. If this proposed contract is approved, and proposal 5(b) within the Main Proxy Statement also is approved by Equity Portfolio shareholders, then PIFM will employ both Jennison and SB as subadvisers to the Equity Portfolio. GE Asset Management Incorporated will subadvise a portion of the Equity Portfolio if Proposal 9 within this Supplementary Statement is approved. The proposed subadvisory agreement with SB is attached as Exhibit B.

SB, an independent U.S. registered investment adviser since 1989, is located at 7 World Trade Center, New York, NY 10048. It is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., a subsidiary of Citigroup Inc. SB is part of SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc. that managed approximately $396 billion in total assets as of September 30, 2000. The name, and principal occupation of the principal executive officer and each director of SB is as appears below. The address of each person is7 World Trade Center, New York, NY 10048.


NAME                        TITLE
----                        -----
Virgil H. Cummings          Director
Ross S. Margolies           Managing Director
Wendy Murdock               Executive Vice President, Salomon
                                Smith Barney Inc.
Peter J. Wilby              Managing Director

The following tables set out comparable mutual funds for which SB serves as investment adviser, and indicates the size of each such fund as well as the rate of SB's compensation.

SERIES FUND     COMPARABLE SB         APPROXIMATE ASSETS OF  ADVISORY FEE FOR COMPARABLE
PORTFOLIO       ADVISED FUND          COMPARABLE FUND AS OF  FUND
-----------     ------------          9/30/00                ----
                                      -------
Equity          Salomon Brothers      $1,896.5 million       0.65% to $350 million
Portfolio       Fund                                         0.55% next $150 million
                                                             0.525% next $250 million
                                                             0.50% next $250 million
                                                             0.45% over $1 billion*

* This compensation is adjusted up or down through a "fulcrum fee" formula, which adjusts SB's compensation according to whether the Fund outperformed or underperformed the S&P 500 Index.

SB also manages the following, the advisory fee for which is paid according to the fees indicated.

SERIES FUND     COMPARABLE SB            APPROXIMATE ASSETS OF     ADVISORY FEE FOR COMPARABLE
PORTFOLIO       ADVISED FUND             COMPARABLE FUND AS OF     FUND
-----------     -------------            9/30/00                   ----
                                         -------
Equity          Smith Barney Large       $525.6 million            65 basis points annually.
Portfolio       Cap Blend Fund

Equity          Smith Barney Growth &    $1,475.0 million          65 basis points annually.
Portfolio       Income Fund

Equity          Smith Barney Concert     $13.9 million             75 basis points annually.
Portfolio       Series Investment
                Growth & Income Fund

Equity          Smith Barney             $17.8 million             45 basis points annually.
Portfolio       Greenwich Street
                Growth & Income Fund


The proposed subadvisory agreement, in brief, provides that:

     o as compensation for SB's services, PIFM will pay SB a fee equal, on an annualized basis, to the following:

          0.40 of 1% of the first $50 million of the average net assets under SB's management; and

          0.30 of 1% of the next $250 million of the average net assets under SB's management; and

          0.155 of 1% over $300 million under SB's management.

     o SB will provide day-to-day management of the Portfolio's investments and otherwise determine what investments the Portfolio will purchase, retain, and sell.

     o SB will select brokers to effect trades for the Portfolio, and may pay a higher commission to a broker that provides bona fide research services.

     o    SB will maintain certain books and records on behalf of the Portfolio.

     o PIFM may replace SB as subadviser or amend the subadvisory agreement without obtaining shareholder approval.

     o PIFM will determine the allocation of assets among the Portfolio's subadvisers.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the proposed subadvisory agreement with SB to shareholders was approved by the Board of Directors of the Fund, and all of the independent directors, on November 28, 2000. The Board received materials relating to the proposed subadvisory agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to SB's past investment performance, including particularly how that performance ranked on a risk-adjusted basis. In addition, the Board considered that the fees to be paid to SB are consistent with industry norms.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 11

PROPOSED SUBADVISORY AGREEMENT BETWEEN PIFM AND DEUTSCHE ASSET MANAGEMENT INC.

In proposal 5(b) within the Main Proxy Statement, shareholders of the Fund's Equity Income Portfolio are being asked to vote upon a subadvisory agreement between Prudential Investments Fund Management (PIFM) and Jennison Associates LLC (Jennison). Here, we are asking shareholders of the Fund's Equity Income Portfolio to vote on a subadvisory agreement between PIFM and Deutsche Asset Management Inc. (Deutsche), under which Deutsche would serve as subadviser to a portion of the assets (approximately 25%) of the Equity Income Portfolio. If this proposed contract is approved, and proposal 5(b) within the Main Proxy Statement also is approved by Equity Income Portfolio shareholders, then PIFM will employ both Jennison and Deutsche as subadvisers to the Equity Income Portfolio. If shareholders approve Proposal 12 within this Supplementary Statement, then Key Asset Management Inc. will subadvise a portion of the assets of the Equity Income Portfolio. The proposed agreement with Deutsche is attached as Exhibit C.

Deutsche, located at 130 Liberty Street, New York, NY 10006, is one of five business units of The Deutsche Bank Group, which has more than 125 years of global investment experience and has employees in more than 50 countries. Deutsche is owned by Deutsche Asset Management Holdings, BV, and is indirectly owned by Deutsche Asset Management Group Limited. Deutsche is the successor organization to Morgan Grenfell, Inc., and has approximately $17.4 billion of assets under management.

The name, and principal occupation of the principal executive officer and each director of Deutsche is as appears below. The address of each person is 130 Liberty Street, New York, NY 10006.


NAME                         TITLE(S)
----                         --------
Joshua A. Weinreich          Director, Chairman
Dean Barr                    President, CIO
David Westover Baldt         Director, Executive Vice President
Audrey Mary Theresa Jones    Director, Executive Vice President

Deutsche does not currently advise a registered fund with an investment objective similar to that which Deutsche will pursue in managing a portion of the assets of the Equity Income Portfolio.

The Proposed Subadvisory Agreement, in brief, provides that:

     o as compensation for Deutsche's services, PIFM will pay Deutsche a fee equal, on an annualized basis, to the following:

          0.29 of 1% on the first $50 million of the average net assets under Deutsche's management, and

          0.23 of 1% on the next $250 million of the average net assets under Deutsche's management, and

          0.15 of 1% over $300 million under Deutsche's management.

     o Deutsche will provide day-to-day management of the Portfolio's investments and otherwise determine what investments the Portfolio will purchase, retain, and sell.

     o Deutsche will select brokers to effect trades for the Portfolio, and may pay a higher commission to a broker that provides bona fide research services.

     o Deutsche will maintain certain books and records on behalf of the Portfolio.

     o PIFM may replace Deutsche as subadviser or amend the subadvisory agreement without obtaining shareholder approval.

     o PIFM will determine the allocation of assets among the Portfolio's subadvisers.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the proposed subadvisory agreement with Deutsche to shareholders was approved by the Board of Directors of the Fund, and all of the independent directors, on November 28, 2000. The Board received materials relating to the proposed subadvisory agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to Deutsche's past investment performance, including particularly how that performance ranked on a risk-adjusted basis. In addition, the Board considered that the fees to be paid to Deutsche are consistent with industry norms.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 12

PROPOSED SUBADVISORY AGREEMENT BETWEEN PIFM AND KEY ASSET MANAGEMENT INC.

In proposal 5(b) within the Main Proxy Statement, shareholders of the Fund's Equity Income Portfolio are being asked to vote upon a subadvisory agreement between PIFM and Jennison Associates LLC (Jennison). Here, we are asking shareholders of the Fund's Equity Income Portfolio to vote on a subadvisory agreement between PIFM and Key Asset Management Inc. (Key), under which Key would serve as subadviser to a portion of the assets (approximately 25%) of the Equity Income Portfolio. If this proposed contract is approved, and proposal 5(b) within the Main Proxy Statement also is approved by Equity Income Portfolio shareholders, then PIFM will employ both Jennison and Key as subadvisers to the Equity Income Portfolio. If shareholders approve Proposal 11 within this Supplementary Statement, then Deutsche Asset Management Inc. will subadvise a portion of the assets of the Equity Income Portfolio. The proposed subadvisory agreement with Key is attached as Exhibit D.

Key, located at 127 Public Square, Cleveland, OH 44114, is a wholly-owned subsidiary of KeyCorp. Key is one of the large registered investment advisers in the United States, managing in excess of $71 billion. Together with its predecessor firms, Society Bank and Ameritrust, Key has been managing assets since 1912.

The name, and principal occupation of the principal executive officer and each director of Key is as appears below. The address of each person is 127 Public Square, Cleveland, OH 44114.


NAME                         TITLE (S)
----                         ---------

William G. Spears            Chairman, Director, Senior
                             Managing Director
Richard J. Buoncore          Director, President, CEO,
                             Senior Managing Director
James D. Kacic               CFO, CAO, Senior
                             Managing Director
Anthony Aveni                CIO, Director, Senior
                             Managing Director
Vincent Farrell              CIO, Senior Managing
                             Director
Bradley E. Turner            COO, Director, Senior
                             Managing Director
Robert B. Heisler, Jr.       Director
Robert T. Clutterbuck        Director

The following table sets out a comparable mutual fund for which Key serves as investment adviser, and indicates the size of that fund as well as the rate of Key's compensation.

SERIES FUND         COMPARABLE KEY  APPROXIMATE ASSETS OF      ADVISORY FEE FOR COMPARABLE
PORTFOLIO           ADVISED FUND    COMPARABLE FUND AS OF      FUND
---------           ------------    11/27/00                   ----
                                    --------
Equity Income       INDOCAM US      $148.3 million             0.45%
Portfolio           Value Fund

The Proposed Subadvisory Agreement, in brief, provides that:

     o as compensation for Key's services, PIFM will pay Key a fee equal, on an annualized basis, to the following:

          0.29 of 1% on the first $50 million of the average net assets under Key's management; and

          0.23 of 1% on the next $250 million of the average net assets under Key's management; and

          0.15 of 1% over $300 million under Key's management.

     o Key will provide day-to-day management of the Portfolio's investments and otherwise determine what investments the Portfolio will purchase, retain, and sell.

     o Key will select brokers to effect trades for the Portfolio, and may pay a higher commission to a broker that provides bona fide research services.

     o Key will maintain certain books and records on behalf of the Portfolio.

     o PIFM may replace Key as subadviser or amend the subadvisory agreement without obtaining shareholder approval.

     o PIFM will determine the allocation of assets among the Portfolio's subadvisers.

MATTERS CONSIDERED BY THE BOARD

     The proposal to present the proposed subadvisory agreement with Key to shareholders was approved by the Board of Directors of the Fund, and all of the independent directors, on November 28, 2000. The Board received materials relating to the proposed subadvisory agreement in advance of the meeting at which the proposed subadvisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to Key's past investment performance, including particularly how that performance ranked on a risk-adjusted basis. In addition, the Board considered that the fees to be paid to Key are consistent with industry norms.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

  INTEREST OF FUND DIRECTORS, DIRECTOR/NOMINEES, AND OFFICERS IN PROPOSALS 9-12

With respect to the current Fund directors, those nominated to become Fund directors, and the officers of the Fund (collectively, "Directors/Officers"), none of such individuals currently holds an office with, or is employed by, either GE, SB, Deutsche, or Key. Nor does any such Director/Officer own more than 1,000 shares of any such subadvisor or its affiliates (as defined by SEC proxy rules). Mr. LaBlanc is a former partner of Salomon Brothers who, along with his wife, currently participates in a pooled investment vehicle managed by SB and invested in New Jersey municipal obligations. Key Bank, an affiliate of Key, has made available $34 million in short and medium-term loans to Carlisle Companies Inc., of which Mr. Munn is Chairman.

                                                                       EXHIBIT A
                         THE PRUDENTIAL SERIES FUND, INC.

                              SUBADVISORY AGREEMENT

     Agreement made as of this 1st day of February 2001 between Prudential Investments Fund Management LLC (PIFM or the Manager) and GE Asset Management Incorporated (the Subadviser or GE).

     WHEREAS, the Manager has entered into a Management Agreement, dated September 7, 2000 (the Management Agreement), with The Prudential Series Fund, Inc. (the Fund), a Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act), pursuant to which PIFM acts as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto, if any (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus(es) (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors/Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of each Fund's series, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated [or any broker or dealer affiliated with the Subadviser]) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated [or any broker or dealer affiliated with the Subadviser] may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
          (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Directors/Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser to each of the Fund's separate series through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets managed by the Subadviser as described in the attached Schedule A.

     4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

         PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

         BY: ___________________________
             Robert F. Gunia
             Executive Vice President

         GE ASSET MANAGEMENT INCORPORATED

         BY: ____________________________

                                   SCHEDULE A
                                   ----------

                          SERIES FUND EQUITY PORTFOLIO

                             PRUDENTIAL EQUITY FUND

As compensation for GE's services, PIFM will pay GE a fee equal, on an annualized basis, to the following:

0.30 of 1% on the first $50 million of the average net assets under GE's management; and

0.20 of 1% on the next $250 million of the average net assets under GE's management; and

0.15 of 1% over $300 million under GE's management.

For purposes of computing the fees set out above, PIFM will aggregate the assets of the Series Fund Equity Portfolio and Prudential Equity Fund that are under GE's management.

                                                                       EXHIBIT B

                         THE PRUDENTIAL SERIES FUND, INC.

                              SUBADVISORY AGREEMENT

     Agreement made as of this 1st day of February 2001 between Prudential Investments Fund Management LLC (PIFM or the Manager) and Salomon Brothers Asset Management Inc. (the Subadviser or SB).

     WHEREAS, the Manager has entered into a Management Agreement, dated September 7, 2000 (the Management Agreement), with The Prudential Series Fund, Inc. (the Fund), a Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act), pursuant to which PIFM acts as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto, if any (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus(es) (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of each Fund's series, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated [or any broker or dealer affiliated with the Subadviser]) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated [or any broker or dealer affiliated with the Subadviser] may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
          (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Directors/Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser to each of the Fund's separate series through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets managed by the Subadviser as described in the attached Schedule A.

     4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

         PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

         BY: ______________________________________
             Robert F. Gunia
             Executive Vice President


         SALOMON BROTHERS ASSET MANAGEMENT INC.

         BY: ______________________________________

                                   SCHEDULE A
                                   ----------

                                 EQUITY PORTFOLIO

                              PRUDENTIAL EQUITY FUND

As compensation for SB's services, PIFM will pay SB a fee equal, on an annualized basis, to the following:

0.40 of 1% of the first $50 million of the average net assets under SB's management; and

0.30 of 1% of the next $250 million of the average net assets under SB's management; and

0.155 of 1% over $300 million under SB's management.

For purposes of computing the fees set out above, PIFM will aggregate the assets of the Series Fund Equity Portfolio and Prudential Equity Fund that are under SB's management.

                                                                       EXHIBIT C

                        THE PRUDENTIAL SERIES FUND, INC.

                              SUBADVISORY AGREEMENT

     Agreement made as of this 1st day of February 2001 between Prudential Investments Fund Management LLC (PIFM or the Manager) and Deutsche Asset Management Inc. (the Subadviser or Deutsche).

     WHEREAS, the Manager has entered into a Management Agreement, dated September 7, 2000 (the Management Agreement), with The Prudential Series Fund, Inc. (the Fund), a Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act), pursuant to which PIFM acts as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto, if any (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus(es) (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors/Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of each Fund's series, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated [or any broker or dealer affiliated with the Subadviser]) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated [or any broker or dealer affiliated with the Subadviser] may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
          (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Directors/Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser to each of the Fund's separate series through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors/Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets managed by the Subadviser as described in the attached Schedule A.

     4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

         PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

         BY: ______________________________________
             Robert F. Gunia
             Executive Vice President


         DEUTSCHE ASSET MANAGEMENT INC.

         BY:________________________________________

                                   SCHEDULE A
                                   ----------
                     SERIES FUND PRUDENTIAL VALUE PORTFOLIO
                       (FORMERLY, EQUITY INCOME PORTFOLIO)

                              PRUDENTIAL VALUE FUND

As compensation for Deutsche's services, PIFM will pay Deutsche a fee equal, on an annualized basis, to the following:

0.29 of 1% on the first $50 million of the average net assets under Deutsche's management, and

0.23 of 1% on the next $250 million of the average net assets under Deutsche's management, and

0.15 of 1% over $300 million under Deutsche's management.

For purposes of computing the fees set out above, PIFM will aggregate the assets of the Series Fund Prudential Value Portfolio and Prudential Value Fund under Deutsche's management.

                                                                       EXHIBIT D

                        THE PRUDENTIAL SERIES FUND, INC.

                              SUBADVISORY AGREEMENT

     Agreement made as of this 1st day of February 2001 between Prudential Investments Fund Management LLC (PIFM or the Manager) and Key Asset Management Inc. (the Subadviser or Key).

     WHEREAS, the Manager has entered into a Management Agreement, dated September 7, 2000 (the Management Agreement), with The Prudential Series Fund, Inc. (the Fund), a Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act) [and Value Fund], pursuant to which PIFM acts as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto, if any (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus(es) (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors/Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of each Fund's series, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated [or any broker or dealer affiliated with the Subadviser]) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated [or any broker or dealer affiliated with the Subadviser] may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
          (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Directors/Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser to each of the Fund's separate series through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors/Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Series are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets managed by the Subadviser as described in the attached Schedule A.

     4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

         PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

         BY: ______________________________________
             Robert F. Gunia
             Executive Vice President


         KEY ASSET MANAGEMENT INC.

         BY: ______________________________________

                                   SCHEDULE A
                                   ----------
                     SERIES FUND PRUDENTIAL VALUE PORTFOLIO
                       (FORMERLY, EQUITY INCOME PORTFOLIO)

                              PRUDENTIAL VALUE FUND

As compensation for Key's services, PIFM will pay Key a fee equal, on an annualized basis, to the following:

0.29 of 1% on the first $50 million of the average net assets under Key's management; and

0.23 of 1% on the next $250 million of the average net assets under Key's management; and

0.15 of 1% over $300 million under Key's management.

For purposes of computing the fees set out above, PIFM will aggregate the assets of the Series Fund Prudential Value Portfolio and Prudential Value Fund under Key's management.

THE PRUDENTIAL SERIES FUND, INC.
EQUITY PORTFOLIO AND EQUITY INCOME PORTFOLIO

                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 2001

As of November 17, 2000, the Record Date, you were entitled to give voting instructions to your Insurance Company (the "Company") relative to the proposals, as described in the accompanying Proxy Statement and Proxy Statement Supplement, to be voted upon at the Special Meeting of Shareholders of The Prudential Series Fund, Inc. (the "Fund") to be held on January 31, 2001 for each of your investment positions as represented by the enclosed Voting Instruction Forms.

The Company will vote the appropriate number of Fund shares pursuant to the instructions given. If no choice is made as to any or all of Proposals 1 through 12, the Company will vote "FOR" any such Proposal. With respect to any other business which may properly come before the meeting, the Company will vote in accordance with its best judgment. Implementation of Proposal 5(b) is conditioned on approval of Proposal 4. For Proposals 3, 4, 5(b), 6, 7, 8, 9, 10, 11 and 12, you are entitled to vote on a portfolio-by-portfolio basis, using the enclosed Voting Instruction Forms.

To execute your voting instructions:

     o   Sign and date each Voting Instruction Form.

     o Mark your instructions on the reverse side of the form. NOTE: If you wish to vote "FOR" all proposals, as the Board of Directors recommends, simply fill in the box on the front of the form.

     o   Return the Form(s) in the enclosed postage-paid envelope.

     o If you wish to vote via the Internet, log on to www.proxyweb.com, enter the control number shown on the Voting Instruction Form and follow the instructions. Each form must be voted separately.

     o If you wish to vote by touch-tone telephone, dial 1-888-221-0697, enter the control number on the Voting Instruction Form and follow the voice prompts. Each form must be voted separately.

     NOTE: If you vote by Internet or phone, please do not return your Voting
           Instruction Form(s).

YOUR VOTE IS IMPORTANT. TO SAVE THE FUND THE COST OF ADDITIONAL SOLICITATION, PLEASE VOTE TODAY.

           THE BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC.
                     RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

================================================================================
      NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.
           PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW.
================================================================================

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM


                                                         VOTING INSTRUCTION FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC. (THE "FUND") IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON JANUARY 31, 2001 AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, 100 MULBERRY STREET, NEWARK, NEW JERSEY AT 9:00 A.M.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated on the reverse side of this form or as indicated below.

I (we) wish to instruct the Company to vote "FOR" all proposals.  / /


                                          Date ___________________, 2000 [2001]

                                          Each owner should sign as
                                          his/her name appears on this
                                          form; If a contract is owned
                                          jointly, each owner should
                                          sign; if a contract is held in
                                          a fiduciary capacity, the
                                          fiduciary should sign and
                                          indicate his/her fiduciary
                                          capacity.


                                          --------------------------------


                                          --------------------------------
                                          Signature(s)/Fiduciary Capacity,
                                          if applicable.


                                                                     PSFE & EI

PRUPSFF

                            PLEASE VOTE BY FILLING IN
                          THE APPROPRIATE BOXES BELOW.

VOTING INSTRUCTION FORM                                  VOTING INSTRUCTION FORM
-----------------------                                  -----------------------

1.  To elect as Directors the following              FOR            WITHHOLD
    19 nominees: (01) Eugene C. Dorsey,         all nominees      authority to
    (02) Saul K. Fenster, (03) Delayne        listed (except as   vote for all
    D. Gold, (04) Robert D. Gunia, (05)         noted in space      nominees
    Maurice F. Holmes, (06) Robert E.             provided)          listed
    LeBlanc, (07) Douglas McCorkindale,
    (08) W. Scott McDonald, Jr., (09)                / /               / /
    Thomas T. Mooney, (10) Stephen P.
    Munn, (11) David R. Odenath, Jr.,
    (12) Richard A. Redeker, (13) Judy
    A. Rice (14) Robin B. Smith, (15)
    Stephen Stoneburn, (16) Nancy H.
    Teeters, (17) Joseph Weber, (18)
    Louis A. Weil, III, (19) Clay T.
    Whitehead

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.


-------------------------------------------------------------------------------

                                                                                    FOR       AGAINST      ABSTAIN

2.     To ratify the selection of PricewaterhouseCoopers as independent             / /         / /           / /
       accountants of the Fund.

3.     To approve a "managers of managers" structure for the Fund.                  / /         / /           / /

4.     To approve a new management contract with Prudential Investments Fund        / /         / /           / /
       Management LLC.

5(b).  To approve a subadvisory agreement between Prudential Investments Fund       / /         / /           / /
       Management LLC and Jennison Associates LLC.

6(a).  To amend the fundamental investment policies of the Fund concerning real     / /         / /           / /
       estate & commodities.

6(b).  To delete the fundamental investment policy of the Fund concerning           / /         / /           / /
       controlling investments.

6(c).  To amend the fundamental investment policy of the Fund concerning            / /         / /           / /
       borrowing.

6(d).  To amend the fundamental investment policy of the Fund concerning loans.     / /         / /           / /

6(e).  To amend the fundamental investment policy of the Fund concerning            / /         / /           / /
       underwriting.

6(f).  To delete the fundamental investment policy of the Fund concerning           / /         / /           / /
       diversification interpretation.

7.     To amend the Fund's By-Laws.                                                 / /         / /           / /

8.     To amend the fundamental investment objective of the Fund's Equity Income    / /         / /           / /
       Portfolio.

9.     To approve a subadvisory agreement between Prudential Investments Fund      / /         / /           / /
       Management LLC and GE Asset Management Incorporated for the Equity
       Portfolio.

10.    To approve a subadvisory agreement between Prudential Investments Fund      / /         / /           / /
       Management LLC and Salomon Brothers Asset Management Inc. for the
       Equity Portfolio.

11.    To approve a subadvisory agreement between Prudential Investments Fund      / /         / /           / /
       Management LLC and Deutsche Asset Investment Management Inc. for the
       Equity Income Portfolio.

12.    To approve a subadvisory agreement between Prudential Investments Fund      / /         / /           / /
       Management LLC and Key Asset Management Inc. for the Equity Income
       Portfolio.


                                                                       PSFE & EI
PRUPSFB

THE PRUDENTIAL SERIES FUND, INC.
EQUITY PORTFOLIO AND EQUITY INCOME PORTFOLIO


                               ABOUT THE PROPOSALS

PROPOSALS 1-8 ARE DISCUSSED IN THE ACCOMPANYING PROXY STATEMENT. All Portfolio votes will be combined for Proposals 1, 2 and 7 as these Proposals relate to the Fund as a whole. Each Portfolio votes separately on Proposals 3, 4, 5(b), and 6.

     PROPOSAL 5(a) does not apply to Equity Portfolio or Equity Income Portfolio and does not appear on your voting instruction form.

     PROPOSAL 8 applies only to Equity Income Portfolio.

PROPOSALS 9-12 ARE DISCUSSED IN THE ACCOMPANYING PROXY STATEMENT SUPPLEMENT.

     PROPOSALS 9 AND 10 apply only to Equity Portfolio.

     PROPOSALS 11 AND 12 apply only to Equity Income Portfolio.